UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2021

TOMI Environmental Solutions, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-09908	59-1947988
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8430 Spires Way, Frederick,

Maryland 21701

(Address of principal executive offices) (Zip Code)

(800) 525-1698(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On August 30, 2021, the Audit Committee of TOMI Environmental Solutions, Inc. (the “Company”) determined that it is in the best interest of the Company to change the Company’s independent registered public accounting firm, Wolinetz, Lafazan & Company, P.C. (“Wolinetz, Lafazan & Company”), because the lead partner announced his decision to resign for personal reasons, and the firm would no longer have sufficient resources to continue to serve as the Company’s independent registered public accounting firm. Accordingly, the Audit Committee terminated the engagement of Wolinetz, Lafazan & Company, effective as of August 30, 2021.

The reports of Wolinetz, Lafazan & Company on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2020 and 2019 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During two fiscal years ended December 31, 2020 and the subsequent interim period through August [30], 2021, there were no disagreements as described under Item 304(a)(1)(iv) of Regulation S-K with Wolinetz, Lafazan & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Wolinetz, Lafazan & Company’s satisfaction, would have caused Wolinetz, Lafazan & Company to make reference to the subject matter thereof in connection with its reports on the financial statements of the Company for such years. In addition, during the two fiscal years ended December 31, 2020 and the subsequent interim period through August 30, 2021, there were no reportable events as described under Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Wolinetz, Lafazan & Company with a copy of this Current Report on Form 8-K and requested that Wolinetz, Lafazan & Company furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of Wolinetz, Lafazan & Company’s letter, dated September 1, 2021, is attached hereto as Exhibit 16.1.

Effective as of August 30, 2021, the Audit Committee approved the engagement of Rosenberg Rich Baker Berman & Co. (“RRBB”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements as of and for the year ending December 31, 2021 subject to RRBB’s completion of its standard client acceptance procedures.

During the years ended December 31, 2020 and December 31, 2019 and the subsequent interim period through August 30, 2021, the Company did not consult with RRBB with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us by RRBB that was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was the subject of a disagreement or a “reportable event.”

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
16.1	Letter from Wolinetz, Lafazan & Company, P.C. to the Securities and Exchange Commission.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMI ENVIRONMENTAL SOLUTIONS, INC.

Dated: September 1, 2021	By:	/s/ Halden Shane
Halden Shane
Chief Executive Officer

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